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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: MARCH 31, 1998
                        (Date of earliest event reported)


                                 S3 INCORPORATED
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-21126                  77-0204341
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


           2801 MISSION COLLEGE BOULEVARD, SANTA CLARA, CA 95052-8058
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 588-8000


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Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

     (a) On March 31, 1998, the Registrant informed Deloitte & Touche LLP ("Deloitte"), its current independent accountants, that effective immediately they had been dismissed as the Registrant's principal independent accountants.

     Neither Deloitte's Report dated January 17, 1997, January 23, 1998 as to
Note 2 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the restatement described in Note 2) on the Registrant's financial statements for the year ended December 31, 1996 nor its Report dated January 23, 1998 on the Registrant's financial statements for the year ended December 31, 1997 contained an adverse opinion or a disclaimer of opinion, and neither Report was qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to dismiss was recommended by the Audit Committee, and approved by the Board of Directors, of the Company.

     During the Registrant's fiscal years ended December 31, 1996 and 1997, and through March 31, 1998, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte's satisfaction, would have caused them to make reference to the subject matter of such disagreement in connection with their Report on the financial statements for such years, except as follows: In connection with the audit of the Registrant's financial statements for the year ended December 31, 1997, there was a disagreement between Deloitte and the Registrant regarding the appropriate period in which to recognize the gain on the sale of stock of an investee. Deloitte believed that recognition of such gain should be deferred until the period in which the exchange actually occurred (first quarter of 1998) while the Registrant initially believed that recognition of such gain was appropriate in the period the irrevocable contract was signed (fourth quarter of 1997). Recognition of the gain was deferred as proposed by Deloitte. On January 21, 1998, Deloitte discussed this disagreement with the Audit Committee of the Company. The Registrant has authorized Deloitte to respond fully to the inquiries of the successor accountant concerning the subject matter of such disagreement.

     During the Registrant's fiscal years ended December 31, 1996 and 1997, and through March 31, 1998, there have been no reportable events.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c) Exhibits

     16 Letter of Deloitte & Touche LLP regarding change in certifying accountant.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  April 7, 1998.


                                 S3 INCORPORATED



                                 By  /s/ Walter D. Amaral
                                     ----------------------------------------
                                     Walter D. Amaral, Chief Financial Officer



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                                  EXHIBIT INDEX
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EXHIBIT
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   16 Letter of Deloitte & Touche LLP regarding change in certifying accountant.





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